EXHIBIT 99.3

Unaudited Pro Forma Condensed Consolidated Financial Statements

     The following unaudited pro forma consolidated statements of operation reflect the consolidated results of operations of APA Optics, Inc. (APA) for the year ended March 31, 2002 and the nine months ended December 31, 2002 with those of Computer System Products, Inc. (CSP) under the assumptions set forth in the accompanying notes. The unaudited pro forma consolidated balance sheet combines the APA and CSP balance sheets as of December 31, 2002 giving effect to the transaction as if the transaction had occurred for the statements of operation as of the beginning of the periods presented and for the balance sheet presentations.

     The pro forma adjustments are based upon available information and upon certain assumptions that management believes are reasonable. The pro forma financial statements and accompanying notes should be read in conjunction with the historical statements and the notes thereto.

     The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only in response to Securities and Exchange Commission ("SEC") requirements and do not purport to represent what APA's financial position or results of operations would actually have been if the transaction had in fact occurred at such dates or to project APA's financial position or results of operations for any future date or period.


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
                                                   APA OPTICS, INC.

                              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS


                                                                          December 31, 2002
                                                                     ---------------------------
                                                       APA Optics        CSP         Pro Forma           APA Optics
                                                       Historical     Historical    Adjustments          Pro Forma
                                                      -------------  ------------  -------------       -------------

ASSETS
Current assets:
  Cash and cash equivalents                           $ 27,721,495   $     3,742   $ (3,678,000)  (a)  $ 23,893,495
                                                                                       (150,000)  (a)
                                                                                         (3,742)  (a)
  Accounts receivable                                       33,502       690,069       (305,498)  (a)       418,073
  Inventories                                              106,327     1,300,690        (73,451)  (a)     1,333,566
  Prepaid expenses                                         120,033        39,381        (39,381)  (a)       120,033
  Bond reserve funds                                        50,000            --                             50,000
                                                      ------------------------------------------       -------------
Total current assets                                    28,031,357     2,033,882     (4,250,072)         25,815,167

Property, plant and equipment, net                       3,565,919       555,628       (152,830)  (a)     3,968,717
Other assets                                               619,336        49,018      2,500,683   (a)     3,120,019
                                                                                        (49,018)  (a)
                                                      ------------------------------------------       -------------

Total assets                                          $ 32,216,612   $ 2,638,528   $ (1,951,237)       $ 32,903,903
                                                      ==========================================       =============

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Note payable to bank                                $         --   $ 3,202,782   $ (3,202,782)  (a)  $         --
  Current portion of capital lease obligations                  --        65,445             --   (a)        65,445
  Current portion of loans payable to vendors                   --       260,873             --   (a)       260,873
  Current portion of long-term debt                      1,795,026            --                          1,795,026
  Notes payable to shareholders                                 --       576,220        150,000   (a)            --
                                                                                       (576,220)  (a)
                                                                                       (150,000)  (a)
  Accounts payable                                         131,641       628,962       (389,582)  (a)       371,021
  Accounts payable - affiliate                                  --       687,612       (687,612)  (a)            --
  Accrued expenses                                         261,908       196,235       (161,928)  (a)       296,215
                                                      ------------------------------------------       -------------
Total current liabilities                                2,188,575     5,618,129     (5,018,124)          2,788,580

Capital lease obligations, net of current portion               --       107,676        (23,336)  (a)        84,340
Loans payable to vendors, net of current portion                --        58,527        (55,581)  (a)         2,946
Long-term debt                                             229,305            --             --   (a)       229,305

Shareholders' equity (deficit):
    Common stock                                           118,723           368           (368)  (a)       118,723
    Additional paid-in capital                          51,595,262       800,000       (800,000)  (a)    51,595,262
    Accumulated deficit                                (21,915,253)   (3,946,172)     3,946,172   (a)   (21,915,253)
                                                      ------------------------------------------       -------------
Total shareholders' equity (deficit)                    29,798,732    (3,145,804)     3,145,804          29,798,732
                                                      ------------------------------------------       -------------

Total liabilities and shareholders' equity (deficit)  $ 32,216,612   $ 2,638,528   $ (1,951,237)       $ 32,903,903
                                                      ==========================================       =============


                                SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS


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
                                         APA OPTICS, INC.

                       UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS


                                                For the Nine Months Ended December 31, 2002
                                        -----------------------------------------------------------
                                         APA Optics       CSP        Pro Forma          APA Optics
                                         Historical    Historical   Adjustments         Pro Forma
                                        ------------  ------------  ------------       ------------

Revenues                                $   152,025   $12,307,602   $         --       $12,459,627

Costs and expenses:
   Cost of sales                          2,030,730    10,583,892             --        12,614,622
   Research and development               1,050,025            --             --         1,050,025
   Selling, general and administrative    1,014,573     3,915,669             --         4,930,242
                                        -----------------------------------------------------------
                                          4,095,328    14,499,561             --        18,594,889
                                        -----------------------------------------------------------

Loss from operations                     (3,943,303)   (2,191,959)            --        (6,135,262)

Interest income                             300,795            --             --           300,795
Interest expense                            (79,716)     (387,966)        62,149  (b)     (405,533)
Gain of sale of assets                           --     1,000,000             --         1,000,000
Vendor settlements                               --       195,038             --           195,038
Other expense                                    --        (2,818)            --            (2,818)
                                        -----------------------------------------------------------
                                            221,079       804,254         62,149         1,087,482
                                        -----------------------------------------------------------

Loss before income taxes                 (3,722,224)   (1,387,705)        62,149        (5,047,780)

Income taxes                                  1,000            --             --             1,000
                                        -----------------------------------------------------------

Net loss                                $(3,723,224)  $(1,387,705)  $     62,149       $(5,048,780)
                                        ===========================================================

Net loss per share:
   Basic and diluted                    $     (0.31)           --             --       $     (0.43)
                                        ===========================================================

Weighted average shares outstanding:
   Basic and diluted                     11,874,371            --             --        11,874,371
                                        ===========================================================



                       SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS


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
                                             APA OPTICS, INC.

                          UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

                                                  For the Year Ended March 31, 2002
                                                  ---------------------------------
                                         APA Optics       CSP        Pro Forma          APA Optics
                                         Historical    Historical   Adjustments          Pro Forma
                                        ------------  ------------  ------------       ------------

Revenues                                $   595,955   $27,600,983   $         --       $28,196,938

Costs and expenses:
   Cost of sales                          3,545,519    21,267,731             --        24,813,250
   Research and development               1,114,051            --             --         1,114,051
   Selling, general and administrative    1,733,846     7,981,259             --         9,715,105
                                        -----------------------------------------------------------
                                          6,393,416    29,248,990             --        35,642,406
                                        -----------------------------------------------------------

Loss from operations                     (5,797,461)   (1,648,007)            --        (7,445,468)

Interest income                           1,193,525            --             --         1,193,525
Interest expense                           (132,263)     (582,701)        15,026  (b)     (699,938)
Gain of sale of assets                           --            --             --                --
Vendor settlements                               --       662,050             --           662,050
Other expense                                    --       (11,946)            --           (11,946)
                                        -----------------------------------------------------------
                                          1,061,262        67,403         15,026         1,143,691
                                        -----------------------------------------------------------

Loss before income taxes                 (4,736,199)   (1,580,604)        15,026        (6,301,777)

Income taxes                                  2,000            --             --             2,000
                                        -----------------------------------------------------------

Net loss                                $(4,738,199)  $(1,580,604)  $     15,026       $(6,303,777)
                                        ===========================================================

Net loss per share:
   Basic and diluted                    $     (0.40)           --             --       $     (0.53)
                                        ===========================================================

Weighted average shares outstanding:
   Basic and diluted                     11,896,976            --             --        11,896,976
                                        ===========================================================


                 SEE ACCOMPANYING NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


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NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

Balance Sheet

(a)    To record acquisition and to eliminate items not purchased or assumed.

     ---    Acquired the assets at fair value and assumed certain liabilities:

            Assets                                     $  2,014,609
            Liabilities                                    (837,292)
                                                       -------------

            Excess of assets over liabilities          $  1,177,317
            Payment for assets
           (including note forgiveness)                  (3,678,000)
                                                       -------------

            Excess purchase price (goodwill)           $  2,500,683
                                                       -------------
            The allocation of purchase price to goodwill is preliminary.

Income Statement

(b) To record elimination of related party interest expense on notes payable to stockholders and affiliates.


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